UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  -------------

                                    FORM 8-K
                                  -------------

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of report (Date of earliest event reported):  October 30, 2007

                                 LHC GROUP, INC.
--------------------------------------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)


      Delaware                         8082                    71-0918189
(State or Other Jurisdiction    (Commission File Number)      (I.R.S. Employer
   of Incorporation)                                         Identification No.)

--------------------------------------------------------------------------------

                          420 West Pinhook Rd., Suite A
                               Lafayette, LA 70503
          (Address of Principal Executive Offices, including Zip Code)

                                 (337) 233-1307
              (Registrant's telephone number, including area code)


                                       N/A
--------------------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01       Entry into a Material Definitive Agreement.

     On October 25, 2007, LHC Group, Inc. (the "Company") and Don Stelly, Senior Vice President of Operations ("Executive") entered into a three-year Employment Agreement effective November 1, 2007, for Executive to continuing serving as Senior Vice President of Operations of the Company. During the employment period, the Company will pay to Executive base salary at the rate of U.S. $240,000 per year. The compensation committee of the Board of Directors of the Company (or the full Board, if there is no compensation committee) shall review Executive's base salary annually and may increase (but not decrease) Executive's base salary from year to year. Such adjusted salary then shall become Executive's base salary for purposes of this Agreement. The annual review of Executive's salary by the Board will consider, among other things, Executive's own performance, and the Company's performance. Executive will be entitled to participate in the Company's executive bonus plan, pursuant to which he will have an opportunity to receive an annual cash bonus based upon the achievement of performance goals established from year to year by the compensation committee of the Board of Directors of the Company; and during the Employment Period, Executive will be eligible for grants, under the Company's long-term incentive plan or plans, of stock options and/or restricted stock awards (or such other stock-based awards as the Company makes to similarly situated executives). Nothing herein requires the Board of Directors to make grants of options or other awards in any year. The foregoing description is qualified in its entirety by reference to Executive's Employment Agreement with the Company, which agreement is filed as Exhibit 10.1 to this report and incorporated herein by reference.


Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

     On October 25, 2007, LHC Group, Inc. (the "Company") and Don Stelly, Senior Vice President of Operations ("Executive") entered into a three-year Employment Agreement effective November 1, 2007, for Executive to continuing serving as Senior Vice President of Operations of the Company (see description above in Item 1.01, which is incorporated by reference in this Item 5.02).


Item 9.01 Financial Statements and Exhibits

(c)     Exhibits

        EXHIBIT NO.     DESCRIPTION
        -----------     -----------
           10.1         Employment Agreement by and between LHC Group, Inc., a
                        Delaware corporation (the "Company"), and Don Stelly
                        ("Executive"), to be effective as of November 1, 2007.

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        LHC GROUP, INC.


                                        By: /s/ Keith G. Myers
                                            ------------------------------------
                                            Keith G. Myers
                                            Chief Executive Officer

Dated: October 30, 2007

                                INDEX TO EXHIBITS


        EXHIBIT NO.     DESCRIPTION
        -----------     -----------
             10.1       Employment Agreement by and between LHC Group, Inc., a
                        Delaware corporation (the "Company"), and Don Stelly
                        ("Executive"), to be effective as of November 1, 2007.